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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                           AMENDMENT 1 TO FORM 8-K
                            AS FILED JULY 3, 1995

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 26, 1995



                               SUFFOLK BANCORP
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            (Exact name of registrant as specified in its charter)




   New York                 0-13580                            11-2708279
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(State or other           (Commission                        (IRS Employer
Jurisdiction of           File Number)                      Identification No.)
Incorporation
or Organization)



6 West Second Street, Riverhead, New York 11901                   11901
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   (Address of principal executive offices)                     (Zip Code)




      Registrant's telephone number, including area code: (516) 727-2700

                                       N/A
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          (Former name or former address, if changed since last report)


                                      (1)
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The sole purpose of this amendment is to file an exhibit to the report on Form
8-K filed on July 3, 1995.

                                       (2)
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EXHIBIT A:

Letter from KPMG Peat Marwick dated July 26, 1995


                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SUFFOLK BANCORP

Date:  July 28, 1995                             By: /s/ Edward J. Merz
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                                                    Edward J. Merz, President &
                                                    Chief Executive Officer




                                      (3)
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                                EXHIBIT INDEX

    Exhibit No.                  Description

      Ex-99.A        Letter dated July 26, 1995 from KPMG Peat Marwick.